(h)(3)(F)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

GLOBAL INDUSTRY CLASSIFICATION STANDARDS SERVICES

FEE ALLOCATION AGREEMENT

VOYA ASIA PACIFIC HIGH DIVIDEND	VOYA GOVERNMENT MONEY
EQUITY INCOME FUND	MARKET PORTFOLIO
VOYA BALANCED PORTFOLIO, INC.	VOYA INFRASTRUCTURE,
Voya Balanced Portfolio	INDUSTRIALS AND MATERIALS FUND
VOYA EMERGING MARKETS HIGH	VOYA INTERMEDIATE BOND
DIVIDEND EQUITY FUND	PORTFOLIO
VOYA EQUITY TRUST	VOYA INVESTORS TRUST
Voya Corporate Leaders® 100 Fund	Voya Balanced Income Portfolio
Voya Large-Cap Growth Fund	Voya Government Liquid Assets Portfolio1
Voya Large Cap Value Fund	Voya High Yield Portfolio1
Voya Mid Cap Research Enhanced Index Fund	Voya Large Cap Growth Portfolio
Voya MidCap Opportunities Fund	Voya Large Cap Value Portfolio
Voya Multi-Manager Mid Cap Value Fund	Voya Limited Maturity Bond Portfolio1
Voya SmallCap Opportunities Fund	Voya U.S. Stock Index Portfolio1
Voya Small Company Fund	VY® BlackRock Inflation Protected Bond
Voya U.S. High Dividend Low Volatility Fund	Portfolio
VY® Clarion Global Real Estate Portfolio
VOYA FUNDS TRUST	VY® Clarion Real Estate Portfolio
Voya Floating Rate Fund	VY® Invesco Growth and Income Portfolio1
Voya GNMA Income Fund	VY® JPMorgan Emerging Markets Equity
Voya Government Money Market Fund	Portfolio1
Voya High Yield Bond Fund	VY® JPMorgan Small Cap Core Equity
Voya Intermediate Bond Fund	Portfolio1
Voya Short Term Bond Fund	VY® Morgan Stanley Global Franchise
Voya Strategic Income Opportunities Fund	Portfolio1
VY® T. Rowe Price Capital Appreciation
VOYA GLOBAL ADVANTAGE AND	Portfolio1
PREMIUM OPPORTUNITY FUND	VY® T. Rowe Price Equity Income Portfolio1
VOYA GLOBAL EQUITY DIVIDEND	VY® T. Rowe Price International Stock
Portfolio
AND PREMIUM OPPORTUNITY FUND

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA MUTUAL FUNDS	VOYA VARIABLE FUNDS
Voya Global Bond Fund	Voya Growth and Income Portfolio
Voya Global High Dividend Low Volatility	VOYA VARIABLE INSURANCE TRUST
Fund
Voya International High Dividend Low	VY® BrandywineGLOBAL – Bond Portfolio
Volatility Fund	VOYA VARIABLE PORTFOLIOS, INC.
Voya Multi-Manager Emerging Markets Equity
Fund	Voya Emerging Markets Index Portfolio
Voya Multi-Manager International Equity Fund	Voya Global High Dividend Low Volatility
Voya Multi-Manager International Factors	Portfolio
Fund	Voya Index Plus LargeCap Portfolio
Voya Multi-Manager International Small Cap	Voya Index Plus MidCap Portfolio
Fund	Voya Index Plus SmallCap Portfolio
Voya Russia Fund	Voya International Index Portfolio
VOYA PARTNERS, INC.	Voya Russell™ Large Cap Growth Index
Portfolio
Voya Global Bond Portfolio	Voya RussellTM Large Cap Index Portfolio
Voya International High Dividend Low	Voya Russell™ Large Cap Value Index
Volatility Portfolio	Portfolio
VY® American Century Small-Mid Cap Value	Voya Russell™ Mid Cap Growth Index
Portfolio	Portfolio
VY® Baron Growth Portfolio	Voya RussellTM Mid Cap Index Portfolio
VY® Columbia Contrarian Core Portfolio	Voya RussellTM Small Cap Index Portfolio
VY® Columbia Small Cap Value II Portfolio	Voya Small Company Portfolio
VY® Invesco Comstock Portfolio	Voya U.S. Bond Index Portfolio
VY® Invesco Equity and Income Portfolio
VY® Invesco Global Portfolio	VOYA VARIABLE PRODUCTS TRUST
VY® JPMorgan Mid Cap Value Portfolio	Voya MidCap Opportunities Portfolio
VY® T. Rowe Price Diversified Mid Cap	Voya SmallCap Opportunities Portfolio
Growth Portfolio
VY® T. Rowe Price Growth Equity Portfolio

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt

Fund

Voya Emerging Markets Local Currency Debt

Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2